CHANGING COURSE Investor Day November 14, 2007 Exhibit 99.2

11/13/2007

Forward Looking Statements
Forward Looking Statements
Statements in this presentation that are not historical in nature are “forward-looking.” These statements involve uncertainties and risks, including the company’s ability to improve operations and realize cost savings, price and product competition from foreign and domestic competitors, changes in demand for the
company’s products, cost and availability of raw materials and labor, fuel and energy costs, future growth of acquired
companies, general economic conditions, foreign currency
fluctuation, litigation risks, and other factors described in the company’s latest Form 10-Q.  Any forward-looking statement
reflects only the company’s beliefs when the statement is made.
Actual results could differ materially from expectations, and the company undertakes no duty to update these statements.

11/13/2007

Presentation Topics
Presentation Topics
Leggett is Changing Course
Why Change?
New Strategic Direction
Key Changes
Expected Results
Presentation Team
Dave Haffner,
President and CEO
Karl Glassman,
Executive VP and COO
Matt Flanigan,
Senior VP and CFO
Dave DeSonier,
VP Strategy and IR

11/13/2007

Executive Summary
Executive Summary
Becoming Better Stewards of
Shareholders’ Capital
Historically: Revenue Driven
Future: TSR Driven
(Total Shareholder Return)
Phase 1 (2-3 Years):
Improve Returns on Assets
Increase Free Cash Flow
Phase 2 (2010+):
Profitably Grow > GDP

11/13/2007 5 Why Change? Why Change? Poor Return to Shareholders Inefficient Use of Capital Not Hitting Financial Targets Parts of Portfolio Weighing Us Down

11/13/2007

State of the Company
State of the Company
Strengths
Market Leadership
Low Cost Converters
Product Development
Customer Relationships
> 20% Foreign
Generate Lots of Cash
Weaknesses
Too Patient
Overly Optimistic
“We Can Fix It”
Strategic Planning

11/13/2007

Agenda:  Key Changes
Agenda:  Key Changes
Phase 1:  Clean Up Portfolio & Implement
More Rigorous Strategic Planning
(2-3 Years)
Success = TSR
Role-Based BU Management
Stronger BU-Level Strategic Planning
Eliminate Over 1/5 of Portfolio
Higher Returns on Base Portfolio
39% Dividend Increase + Buybacks
Phase 2:  Profitably Grow > GDP
(2010+)

11/13/2007

Success = TSR
Success = TSR
TSR = ( Price + Dividends) / Initial Price
Target Top 1/3 of S&P 500
Several Levers:
Earnings
= ( Revenue) x ( Margin)
Cash Yield
= Dividends + Repurchases
P/E Multiple
Exec and BU Incentives Linked to TSR

11/13/2007

Role-Based BU Management
Role-Based BU Management
Different Goals:
Grow:
Profitable Growth
Core:
Maximize Cash
Fix:
Rapidly Improve
Based on Strategy
and Returns
Capex Skewed
Grow
34%
Core
39%
Fix
9%
Divest
18%
2007 Expected Revenue

11/13/2007 10 Rigorous BU Strategic Planning Rigorous BU Strategic Planning More Formal Process Influences BU “Role” Assess BU Position and Advantages 3-Year Plan to Achieve 10% TBR / yr

11/13/2007

Eliminate 1/5 of Portfolio Revenue
Eliminate 1/5 of Portfolio Revenue
$900m Divested:  Aluminum & 6 BUs
$100m Pruned from Store Fixtures BU
$200m from Poor Performing Plants
Aim to Finish by End of 2008

11/13/2007

“Fix”
“Fix”
the Store Fixtures BU
the Store Fixtures BU
Shrink to Higher Profitability Core
Prune ~$100m (20%)
of Low-Margin Sales
Eliminate ~$180m (31%) of Production Capacity
• Closing 4 of 14 Facilities; Utilization Increases to ~80%
Urgency; Hard Targets and Deadlines
Attain Return WACC by Q4’08
250 Basis Point Higher Margin (run rate)
by March

11/13/2007

Prune Low Profitability BUs
Prune Low Profitability BUs
$904
$854
$52
$16
30%
40%
50%
60%
70%
80%
90%
100%
Sales Assets EBIT Cash Flow
Divest
Fix
Core + Grow
Net Trade Sales; Assets = Receivables + Inventory + Net PPE + Goodwill + Intangibles;
EBIT excludes Non-Recurring items; Cash Flow = EBITDA + WC – Capex
Estimated 2007 Results, in $millions

11/13/2007

Higher Returns on Base Portfolio
Higher Returns on Base Portfolio
BU Bonus Linked to Returns
Initiatives:
Product Development
Pricing Discipline
Cost Reduction
Consolidation; Prune Underperforming Plants
Overhead
If BU Return < WACC, 1 Year to Improve

11/13/2007

Send More Cash to Shareholders
Send More Cash to Shareholders
Generate Much More Free Cash
Increase Dividend by 39%
To $1.00 / year (from $0.72 / year currently)
Requires Additional ~$50m in Cash / Year
• More Than Offset by Reduction in Capex, Acquisitions
10m Shares / yr Standing Authorization
Maintain Priority on Stock Repurchases
Use Proceeds from Divestitures

11/13/2007

Phase 2:  Profitably Grow > GDP
Phase 2:  Profitably Grow > GDP
Minimal Growth for 2-3 Years (Phase 1)
Focus is “Clean Up”, High Return
Longer Term:  4-5% Growth (Phase 2)
Base Opportunities Identified in Strategic Plans
Possible New BUs; Must Meet Rigorous Criteria
Seek Growth, But Not at Expense of TSR

11/13/2007

Agenda:  Expected Results
Agenda:  Expected Results
Significant Restructuring Costs
Lower Sales, Higher Margin
40% Lower Capex, Acquisitions
Free Cash More Than Doubles
3-Yr TSR Exceeds Target Levels

11/13/2007

Restructuring-Related Costs
Restructuring-Related Costs
Cost Estimates Not Yet Finalized
$150 - 300 million, Virtually All Non-Cash
Update 4Q Guidance Once Resolved
Issue 2008 Guidance on Jan 24
Annual Guidance Only, Updated Quarterly

11/13/2007

Sales
Sales
$4.3B in 2010
$4.3B in 2010
Sales in $B
4.3
5.2
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
4.6
4.8
5.0
5.2
5.4
2007 "Divest" "Fix" Poor
Plants
Future
Growth
2010
ASSUMPTIONS:
• Exit  ~ $1.2 B in Sales
• 3% / year Total Sales Growth
• Modest Acquisitions; No New BUs

11/13/2007

EBIT Margin
EBIT Margin
11% by 2010
11% by 2010
Expected EBIT Margin %
11
7.5
0
2
4
6
8
10
12
2007 "Divest" "Fix" Poor
Plants
Initiatives 2010
Eliminate Poor
Performing
Plants in
Otherwise
Healthy BUs
• Product Dev.
• Efficiency
• Purchasing
• Pricing
excl non-recur

11/13/2007

170 124 137 157 160 135 125 125
117
290
252
95
46
120
46
181
83
105
50
159 148 128 164 166
50
25
0
50
100
150
200
250
300
350
400
450
98 '01 '04 07E 10E
Capex Acquisitions
~40% Lower Capex and Acquisitions
~40% Lower Capex and Acquisitions
3yr: $510m
3yr: $860m

11/13/2007

Free Cash Should More Than Double
Free Cash Should More Than Double
$B ’03-’06 ’07-’10
Cash from Ops 1.6 1.8
On Smaller Asset Base
Divestitures 0.1 0.5
.08 Prime Foam; 0.40 Future
Capex (0.6) (0.5)
20% Lower in Future
Acquisitions (0.4) (0.2)
Assumes No New BUs
Free Cash Flow 0.7 1.6
> 2 Times as Large
Net Debt 0.3
(0.1)
$B to Shareholders 1.0 1.5 > $500m Increase
-- Dividends, $B 0.5 0.6
$1/share in ‘08; Annual Increase
-- Repurchases, $B 0.5 0.9
Buy 20-30m Shares ’08-’10

11/13/2007

New Strategy, Same Principles
New Strategy, Same Principles
Changing
Success = TSR
Portfolio Roles
Divesting Several BUs
Increased Urgency
39% Dividend Increase
Less Capex, Acquisition
Modest Growth Targets
New Financial Metrics
Strategic Plan Process
Annual Guidance
Continuing
Integrity
Down-to-Earth, Candid
Commitment to Improve
Product Innovation
Relationships Matter
Significant Cash Flow
Annual Dividend Growth
Clean Financials
Strong Balance Sheet
Mgmt Stock Ownership

11/13/2007 24

11/13/2007 25 BACK UP SLIDES BACK UP SLIDES

11/13/2007

New Mindset is Required
New Mindset is Required
Future
Future
Recent History
Recent History
Overall Goal: High TSR
Revenue Growth
Capex: Judiciously Allocated
Not Adequately Constrained
BU Success: Cash Flow Return
Revenue & EBIT Growth
Portfolio Mgmt:
Role Based on
Strategy
“1 Size Fits All”
Acquisitions: Fewer, Strategy Driven
Opportunistic, “Good Deal”
Divestitures: Part of Port. Mgmt.
Admitting Defeat
Urgency: Meet Deadline or Exit
“We Can Fix It”

11/13/2007

Criteria for Role Assignments
Criteria for Role Assignments
GROW CORE FIX / DIVEST
1. COMPETITIVE Advantaged Solid, Stable Tenuous or
POSITION Disadvantaged
2. MARKET Strong, Attractive, But Poor Or
ATTRACTIVE? Growing With Lower Declining
Growth Potential
3. FIT w/ LEGGETT Strong Strong Limited
4. RETURN (ROGI) Consistently Stable, Erratic or
> 12% 9-12% < WACC
5. BU SIZE & Large, Large, Inconsequential,
MATERIALITY Significant Significant Distracting

11/13/2007

BU Roles By Segments
BU Roles By Segments
% of Leggett Revenues
GROW CORE FIX / DIVEST
Residential 30% 14% 4%
Commercial 4% 2% 12%
Aluminum -- -- 9%
Industrial -- 10% --
Specialized -- 13% 2%
Total 34% 39% 27%
Target Mix 50% 50% --

11/13/2007

Expectations by Portfolio Role
Expectations by Portfolio Role
All: Credible Path to 10% TBR Required, else Exit
Grow:  Provide Profitable Growth; Return > WACC
Invest Capital in Competitively Advantaged Positions
Identify Major Organic, M&A, or Rollup Investments
Core:  Send Cash
To Corporate; Return WACC
Maintain Stable, Competitive Positions to Generate Cash
Aggressively Improve EBITDA and Free Cash Flow
Profitably Grow Market Share, But With Minimal Capex
Enhance Productivity; Reduce Costs, Overhead, Working Capital
Fix:  Rapidly Restructure, else Exit
12 Months To Achieve Return WACC, Else Divest / Liquidate

11/13/2007

Capex and Acquisition Guidelines
Capex and Acquisition Guidelines
CAPEX:  Reduced; Less Spent on Growth
GROW:
Available.
CORE:
Limited;
For Productivity Enhancement, but Not Expansion.
FIX / DIV:
Severely Restricted;
Maintenance Only.
ACQUISITIONS:  Fewer, more strategic; higher “bar”
ALL:
Value Creating; TSR Accretive; Clear Strategic Rationale;
Sustainable Competitive Advantage; Attractive Market.
GROW:
Typical:  Revenue > $50m, Historical ROGI > 15%;
If New Market, Growth > GDP.
CORE:
Rare;
Revenue > $15m; Adds Value at 15% Discount Rate;
Related to Current Served Market; Low Execution Risk.
FIX / DIV: None
Allowed.

11/13/2007

Growth Discipline
Growth Discipline
Strat Plan Process Identifies “Grow” BUs
Advantaged Positions in Strategically Attractive Markets
Charter
Desire Growth, But Not At Expense of TSR
Growth Capex Purposely Skewed to the “Grow” BUs
BUs Encouraged to Explore R&D and Mktg Investments
Acquisitions Allowed If Fits Strategic Plan, TSR Accretive
Discipline
BU Bonus Based on Return and EBIT (but not revenue)
BU Plans Approved Only if 3-Yr TBR > 10% cagr

11/13/2007

BU Incentives / Bonus
BU Incentives / Bonus
Historical: EBIT based
2008: Based on EBIT and Return
- new emphasis on returns
- linked to BU TBR and LEG TSR Goals
2009+: Linked to BU Strategic Plans

11/13/2007

New Financial Metrics
New Financial Metrics
TSR:  Total Shareholder Return
Total Benefit Investor Realizes from Owing Our Stock
Stock Price + Dividends
TBR:  Total BU Return
Analogous to TSR, but at BU Level
BU Value + Free Cash Flow; (Value = EBITDA x Multiple)
ROGI:  After-tax Return on Gross Investment
Proxy for Expected Return of Incremental Organic Growth
Measure of the “Health” of BU; Basis for Role Assignment
(EBITA – Taxes) / (WC + Gross PP&E)
FCF:  Free Cash Flow
Amount of Cash, All In, the BU Returns to Corporate
EBITDA – Taxes – Capex – WC – Acquisitions + Sales Proceeds

11/13/2007

Formulae for Financial Metrics
Formulae for Financial Metrics
( Earnings x Multiple) + Dividends
TSR = --------------------------------------------------- = Total Shareholder
Initial Market Value Return
( EBITDA x Multiple) + FCF
TBR = ------------------------------------------------- = Total BU Return
Initial Market Value
EBITA - taxes
ROGI = ----------------------------- = Return on
WC + Gross PPE Gross Investment
FCF =    EBITDA – taxes – capex – WC = Free Cash Flow
– acquisition cost + sales proceeds
WC = working capital; PPE = property, plant, equipment;
EBITA = earnings before interest, taxes, and amortization

11/13/2007

TSR: Total Shareholder Return
TSR: Total Shareholder Return
Beginning
price
Quarterly
dividends
Ending
price
$23.90
$22.96
$0.16 $0.17 $0.17 $0.17
$0.94 of Price Change
Dividends + Price Change
0.67 + 0.94
22.96
=  7.0%
Beginning of year price
= TSR  =
Leggett’s TSR for 2006

11/13/2007

LEG, 2006
Revenue 4%
1.
Earnings
+ Margin 5%
Market Cap
2.
P/E Multiple
(8)%
+ Share Count 3%
(e.g. share repurchases)
3. Cash Return
Dividend Yield 3%
=
TSR
7%
Several “Levers”
Several “Levers”
Drive TSR
Drive TSR

11/13/2007

TBR: Total Business Return
TBR: Total Business Return
TSR TBR
Change in
Stock Price
Dividend
Yield
Change in
Value
Free Cash Flow
Yield
CORPORATE value creation:
Market based calculation of TSR
BUSINESS UNIT value creation:
Internal calculation of TBR
• EBITDA
• EV/EBITDA multiple
(= TSR multiple)
• EBITDA
• EV/EBITDA multiple
• minus Debt
• divide by # Shares
TBR is the BU Equivalent of TSR

11/13/2007

TSR and TBR are Analogous
TSR and TBR are Analogous
TBR = Total Business Return = Return Corporate Receives on Its Investment
Leggett TSR Business Unit TBR
2005 2006 2005 2006 2007 2008
EBITDA 567 657 21 58 21 29
EV Multiple x 9.1 x 8.0 x9.1 x8.0 x8.0 x8.0
Value 5160 5256 190 458 163 231
Debt (955) (980)
OPER
Market Cap 4204 4276
LEVERS
# Shares Outst. 183 178
Share Price $22.96 $23.90
3-yr
Change in Value $0.94 268 (295) 68 41
% Change 4.1% 141% (64)% 42% 7%
Dividend
or FCF
$0.67 (29) 8 18 (3)
% Yield 2.9% (15)% 2% 11% (0)%
% TSR or TBR 7.0%
126% (62)% 53%
6%
TSR TBR
FCF = Free Cash Flow = EBITDA – taxes – capex – WC – acquis. cost + sale proceeds

11/13/2007

Anticipated Future Results
Anticipated Future Results
TSR of 12-15% per year
Dividend Payout of 50-60%
Sales Growth (in Phase 2) of ~ 4-5% / year
~11% EBIT Margin
Net Debt-to-Cap of 30-40%

11/13/2007

Future Portfolio Composition
Future Portfolio Composition
% Sales EBIT Mgn
Residential ~50% 10-11%
Commercial ~1/6 ~ 9%
Industrial ~1/6 8-9%
Specialized ~1/6 10-11%
Total Company 100% ~11%
~ 30% Foreign Sales  (vs. ~ 21% today)
Segment margins based on Trade + Intersegment Sales; Company margin based on Trade Sales.